UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2024

RXO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

(980) 308-6058

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the completion by RXO, Inc., a Delaware corporation (“RXO”), of the previously announced acquisition (the “Acquisition”) of the technology-driven, asset light based truckload freight brokerage services business, as well as certain assets used to conduct haulage, dedicated transport and warehousing services in the United Kingdom (collectively, the “Business”) of United Parcel Service of America, Inc., a Delaware corporation (“UPS”), UPS Corporate Finance S.À R.L., a limited liability company (société à responsabilité limitée) organized under the laws of the Grand Duchy of Luxembourg (“UPS Lux”), UPS SCS (UK) LTD., a limited company formed under the laws of England and Wales (“UPS SCS”), and UPS Europe SRL, a limited liability company (société à responsabilité limitée) (“UPS Europe”, and together with UPS, UPS Lux and UPS SCS, the “Sellers”) (the “Transaction”), pursuant to the terms of the Purchase Agreement, dated as of June 21, 2024, between RXO and the Sellers, as amended (the “Agreement”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 16, 2024 (the “Closing Date”), RXO completed the Acquisition of the Business from the Sellers. Pursuant to the terms of the Agreement, RXO purchased the Business for payment on the Closing Date of approximately $1.025 billion in cash, subject to certain customary adjustments.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and is incorporated herein by reference. It is not intended to provide any other factual information about RXO, the Sellers, the Business, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Transaction. The Purchase Agreement contains representations and warranties that are the product of negotiations among the parties thereto and the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered by the respective parties to the Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 7.01	Regulation FD Disclosure.

On September 16, 2024, RXO issued a press release announcing the completion of the Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished in Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing of RXO under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On September 15, 2024, RXO and the Sellers entered into the First Amendment to Purchase Agreement (the “Amendment”). Pursuant to the Amendment, among other things, an additional Seller became party to the Agreement. A copy of the Amendment is attached hereto as Exhibit 2.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited combined balance sheets of the Business and the related statements of combined income (loss), statements of combined comprehensive income (loss) and statements of combined cash flows as of and for each of the years ended December 31, 2023 and 2022, together with the notes thereto and the independent auditor’s report thereon, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The historical unaudited combined balance sheets of the Business as of June 30, 2024 and the related unaudited statements of combined income (loss), unaudited statements of combined comprehensive income (loss) and unaudited statements of combined cash flows for the six month periods ended June 30, 2024 and 2023, together with the notes thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

The consents of Deloitte & Touche LLP are filed as Exhibit 23.1 and Exhibit 23.2 to this Current Report on Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet for RXO and the Business as of June 30, 2024 and the unaudited pro forma condensed combined statements of operations for RXO and the Business for the six months ended June 30, 2024 and 2023 and the year ended December 31, 2023, together with the notes thereto, are filed as Exhibit 99.4 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Purchase Agreement, dated as of June 21, 2024, by and among RXO, Inc., United Parcel Service of America, Inc., UPS Corporate Finance S.À R.L. and UPS SCS (UK) LTD. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of RXO, Inc. filed on June 24, 2024).*
2.2	First Amendment to Purchase Agreement, dated as of September 15, 2024, by and among RXO, Inc., United Parcel Service of America, Inc., UPS Corporate Finance S.À R.L., UPS SCS (UK) LTD and UPS Europe SRL.*
23.1	Consent of Deloitte & Touche LLP (incorporated by reference to Exhibit 23.2 to the Current Report on Form 8-K of RXO, Inc. filed on September 9, 2024).
23.2	Consent of Deloitte & Touche LLP (incorporated by reference to Exhibit 23.2 to the Registration Statement on Form S-3 of RXO, Inc. filed on September 9, 2024).
99.1	Press release issued by RXO, Inc., dated September 16, 2024.
99.2	Audited combined financial statements of the Business as of and for each of the years ended December 31, 2023 and 2022, and the independent auditor’s report thereon (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K of RXO, Inc. filed on September 9, 2024).
99.3	Unaudited combined financial statements of the Business as of June 30, 2024 and for the six month periods ended June 30, 2024 and 2023 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K of RXO, Inc. filed on September 9, 2024).
99.4	Unaudited pro forma condensed combined financial information (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K of RXO, Inc. filed on September 9, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. RXO hereby agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2024	RXO, INC.

	By:	/s/ Jeffrey D. Firestone
Jeffrey D. Firestone
Chief Legal Officer and Corporate Secretary